GILMAN + CIOCIA, INC.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON [DECEMBER 14, 2001]

To the Stockholders
of Gilman + Ciocia, Inc.

NOTICE IS GIVEN that the 2000 and 2001 Annual Meeting of Stockholders of Gilman + Ciocia, Inc., a Delaware corporation (the "Company"), will be held at 10:30 a.m. local time, on [December 14, 2001] at the Company's offices located at 1311 Mamaroneck Avenue, White Plains, NY 10605 for the following purposes:

1. To elect two Class C members and one Class A member of the Company's Board of Directors;

2. To ratify the 2001 Joint Incentive and Non Qualified Stock Option Plan of the Company;

3. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2002; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on [November 6, 2001] as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. You, as a stockholder of the Company, may examine a list of stockholders entitled to vote at the Annual Meeting at the offices of the Company situated at 1311 Mamaroneck Avenue, White Plains, NY 10605 during the ten-day period preceding the Annual Meeting.

                           By order of the Board of Directors,

                           Kathryn Travis
                           Secretary

White Plains, New York
[November 7, 2001]
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THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE
MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                        INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant     x
Filed by a Party other than the Registrant   ___

Check the appropriate box:
 x    Preliminary Proxy Statement ___Confidential, For Use of the Commission
                                     Only (as permitted by rule 14a-6(e)(2))
___ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Under Rule 14a-12

                                Gilman + Ciocia,Inc.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
 x   No fee required
___
___  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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___ Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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
                              GILMAN + CIOCIA, INC.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON [DECEMBER 14, 2001]

        Gilman + Ciocia, Inc., a Delaware corporation (the "Company") is furnishing to you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), for use at the 2000 and 2001 Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. local time, [December 14, 2001] at the Company's offices located at 1311 Mamaroneck Avenue, White Plains, NY 10605 or at any adjournment(s) or postponement(s) of such meeting (the "Meeting"). Notice of the Meeting is enclosed with this proxy Statement. The approximate date that the Company is first mailing this Proxy Statement and the enclosed form of Proxy to holders of Common Stock is [November 7, 2001]. You, as a stockholder, should review the information provided herein in conjunction with the Company's 2001 Annual Report to Stockholders for the fiscal year ended June 30, 2001, which accompanies this Proxy Statement.

                          INFORMATION CONCERNING PROXY

        The Company's Board of Directors is soliciting your proxy. The giving of a proxy does not preclude your right to vote in person should you desire. If you execute and deliver a proxy, you may revoke it at any time prior to its use by
(1) giving written notice of such revocation to the Company, care of the Secretary, Kathryn Travis, 1311 Mamaroneck Avenue, White Plains, NY 10605; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

        The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has also engaged the services of Corporate Stock Transfer, Inc. to assist in the tabulation of proxies.

                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

1. Election of two Class C members and one Class A member of the Company's Board of Directors;

2. To ratify the 2001 Joint Incentive and Non Qualified Stock Option Plan of the Company;

3. Ratification of the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2002; and

4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements.

        Unless you indicate contrary instructions on the enclosed proxy, the officers designated on the enclosed proxy will vote all shares represented by valid proxies that have not been revoked (in accordance with the procedures set forth above) (a) for the election of the three nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that you specify a different choice by means of the enclosed proxy, the designated proxies will vote your shares in accordance with the specification you make.

                      OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors has set the close of business on [November 6, 2001] as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, [8,382,646] shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote on all matters at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the Common Stock shares entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a plurality of Common Stock shares present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposal to approve the 2001 Joint Incentive and Non Qualified Stock Option Plan, and to ratify and approve the reappointment of Arthur Andersen LLP as independent certified public accountants. Abstentions and broker non-votes (defined in this paragraph) will be counted as present for determining the presence of a quorum. For the purpose of determining the vote required for approval of matters at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to Common Stock shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the Company's Directors owned in the aggregate [2,624,909] shares of Common Stock constituting approximately [30.1%] of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting.

         If you wish to vote shares beneficially owned by you in person at the Meeting, and such shares are held in a brokerage account, then you must obtain a proxy from your broker and your broker must obtain a proxy from the trust company or other registered holder of your shares. You must make sure that both of such proxies are delivered to the Company at or prior to the meeting.

Security Ownership of Certain Beneficial Owners

        The following table sets forth, as of October 1, 2001, to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group.

         Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. For each individual or group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 8,382,646 shares of Common Stock outstanding on October 1, 2001 and the number of shares of Common stock that such person or group had the right to acquire on October 1, 2001, including, but not limited to, upon the exercise of options.

Name and Address of                         Amount and Nature of
Beneficial Owner                            Beneficial Ownership                        Percent of Class
-------------------                         --------------------                        ----------------
Thomas Povinelli                                   1,119,446 (1)                                13%
1311 Mamaroneck Avenue
White Plains, NY 10605

James Ciocia                                         996,156 (2)                                11%
1311 Mamaroneck Avenue
White Plains, NY 10605

Michael P. Ryan                                      800,704 (3)                                 9%
11 Raymond Avenue
Poughkeepsie, NY 12603

Prime Financial Services, Inc. (New York)            794,304 (3)                                 9%
11 Raymond Avenue
Poughkeepsie, NY 12603

Steven Gilbert                                       706,220 (4)                                 8%
1311 Mamaroneck Avenue
White Plains, NY 10605

Kathryn Travis                                       413,411 (5)                                 5%
1311 Mamaroneck Avenue
White Plains, NY 10605

Seth A. Akabas                                         9,065 (6)                                 *
488 Madison Avenue
New York, NY 10022

Louis P. Karol                                         3,180                                     *
600 Old Country Road
Garden City, NY 11530

Doreen M. Biebusch                                     2,907                                     *
31 Milk Street
Boston, MA 02109

All directors and officers                         3,344,869 (1) (2) (3) (5) (6)               38%
as a group (7 persons)

*           Less than 1%

(1) Includes 10,000, 60,000 and 830 shares of common stock issuable upon the exercise of currently exercisable options at a price of $2.75, $9.50 and $10.124, respectively. Does not include 691 shares issuable upon the exercise of the options that do not vest until 2002.

(2) Includes 10,000, 60,000 and 1,470 shares of common stock issuable upon or currently exercisable options at a price of $2.75, $9.50 and $10.125 per share, respectively. Does not include 1,038 shares issuable upon the exercise of options that do not vest until 2002.

(3) 6,000 shares are owned by Mr. Ryan personally, 400 shares owned jointly with his wife and 794,304 shares are owned by Prime Financial Services, Inc. (New York) and affiliates. Mr. Ryan owns fifty (50%) percent of the capital stock of Prime Financial Services, Inc. (New York).

(4) Includes 169,000 shares owned by Gilbert Family Limited Partnership of which Steven Gilbert is a 97% beneficiary. In addition, includes 340,000 shares, 100,000 shares, 75,000 shares, 12,310 shares and 9,910 shares issuable upon exercise of options at $3.50, $4.75, $13.75, $10.125 and $9.8125, respectively.
Does not include 50,839 shares and 70,000 shares issuable upon the exercise of options that do not vest until 2002 and 2003, respectively.

(5) Includes 10,000, 30,000 and 340 shares of common stock issuable upon the exercise of currently exercisable options at a price of $2.75, $9.50 and $10.125, respectively.

(6) Includes 8,061 shares owned by the law firm of Akabas & Cohen of which Mr. Akabas is a partner.

                                     ITEM I.

                              ELECTION OF DIRECTORS
Nominees

         The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than ten. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The Board of Directors of the Company has nominated Thomas Povinelli, Kathryn Travis, and Doreen M. Biebusch for election as directors, and your proxy will be voted for them absent contrary instructions.

         The Board of Directors is divided into three classes: Class A, Class B and Class C. Each class comprises a number of directors as equal in number as possible as the other classes. Each class generally serves three years with terms of office of the respective classes expiring in successive years. The Board of Directors has nominated Thomas Povinelli and Kathryn Travis to stand as Class C directors. Class C directors elected in 2001 will serve terms of three years, and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors has nominated Doreen M. Biebusch to stand as a Class A director. The term of Class A directors expires in 2002.

         Vacancies on the Board of Directors which occur during the year may be filled by the Board of Directors for the remainder of the full term.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Information concerning the nominees for election as directors is follows:

Thomas Povinelli
----------------
         Mr. Povinelli began his tenure with the Company as an accountant in 1983, and he served as Chief Operating Officer from November 1984 to November 6, 2000. On November 6, 2000, Mr Povinelli was appointed as the Company's Chief Executive Officer. Mr. Povinelli is also a registered representative of Prime. Mr. Povinelli holds a B.S. in Accounting from Iona College.

Kathryn Travis
--------------
         Ms. Travis began her career with the Company in 1986 as an accountant and has served as Secretary, Vice President and a director since November 1989. Ms. Travis currently supervises all e1040.com tax preparation personnel, and she is a registered representative of Prime. Ms. Travis holds a B.A. in Mathematics from the College of New Rochelle.

Doreen M. Biebusch
------------------
         Ms. Biebusch has twenty years of financial and managerial experience. From 1997 to 2000, Ms. Biebusch served as the Chief Financial Officer for AEGIS, an international real estate and private equity investment advisor. Prior to joining AEGIS, Ms. Biebusch worked at Aldrich Eastman Waltch ("AEW"), an institutional investment management firm, from 1986 to 1997 and as the Chief Financial Officer for that organization from 1992 to 1996. In her tenure at AEW, Ms. Biebusch was the Portfolio Controller for a $1 billion real estate partnership, developing a solid foundation in asset management, performance measurement and client service. From 1981 to 1988, Ms. Biebusch was a senior audit manager at KPMG. Ms. Biebusch is a CPA, and her professional affiliations include being a member of the American Institute of Certified Public Accountants and the Financial Executive Institute. Ms. Biebusch holds a Master of Business Administration degree from Babson College and a Bachelor of Arts degree in English from Skidmore College.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

Meetings and Committees of the Board of Directors

         During the fiscal year ended June 30, 2001, the Company's Board of Directors met one time and acted 31 times by a unanimous written consent in lieu of a meeting.

         There are three Committees of the Board of Directors of the Company. They are as follows:

         1) The Audit Committee:


                                  AUDIT MATTERS

                    Gilman + Ciocia, Inc. Audit Committee Report

         AUDIT FEES. The Company incurred professional fees of $260,770 from Arthur Andersen LLP, its principal auditors, related to the audit of the Company's financial statements as of and for the year ended June 30, 2001 and the review of the Company's quarterly financial statements for the Fiscal Year 2001.

        ALL OTHER FEES. The Company incurred professional fees of $53,250 from Arthur Andersen LLP, its principal auditors, related to other services during Fiscal Year 2001.

         The Company's Audit Committee has determined that the non-audit services provided by the Company's auditors in the Fiscal Year ended June 30, 2001 were compatible with the auditors' independence.

         The Audit Committee is composed of Doreen M. Biebusch, Louis P. Karol and Seth A. Akabas. The Audit Committee, which met four times during the fiscal year ended June 30, 2001, reviews and acts or reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the accounting and financial practices and controls of the Company, audit procedures and findings, and the nature of services performed for the Company by, and the fees paid to, the independent auditors.

         The Company's Audit Committee reviewed the Company's consolidated financial statements with management and the Company's independent accountants. The Audit Committee received management's representation and the opinion of the independent accountants that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Company's Audit Committee also discussed with the Company's independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Company's independent accountants provided the Company's Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the
Company's Audit Committee discussed with the independent accountants the independence of their firm.

         Based upon such review and discussions, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 filed with the Securities and Exchange Commission ("SEC").

                 THE GILMAN + CIOCIA, INC. AUDIT COMMITTEE

                            Doreen M. Biebusch
                             Louis P. Karol
                             Seth A. Akabas

         2) The Compensation Committee is composed of Seth A. Akabas, Louis P. Karol and Doreen M. Biebusch, and determines appropriate compensation for senior executives of the Company. It was recently formed and did not meet during the fiscal year ended June 30, 2001. The Committee is formalizing a program for Fiscal 2002.

         3) The Executive Committee is composed of Thomas Povinelli, Michael
P. Ryan, and Doreen M. Biebusch. The Company's Chief Financial Officer, David Puyear, attends its meetings ex officio. This Committee was recently formed and did not meet during Fiscal 2001.

Executive Officers

         The executive officers of the Company are as follows:

                                                                                                          Executive
                                                                                                          Officer or
                                                                                                          Director
Name                                        Age      Position                                             Since
----                                        ---      --------                                             -----
James Ciocia                                44       Chairman of the Board                                11/81
                                                     and Director

Thomas Povinelli                            41       Chief Executive Officer,                             11/84
                                                     President and Director

Michael P. Ryan                             43       Chief Operating Officer, Director and                 7/99
                                                     President of Prime Capital Services, Inc.

Kathryn Travis                              52       Secretary, Vice President
                                                     and Director                                         11/89

David D. Puyear                             37       Chief Financial Officer                               7/00

Seth  A. Akabas                             45       Director                                              4/95

Louis P. Karol                              42       Director                                              4/95

Doreen M. Biebusch                          44       Director                                             10/00

For further information about the nominees for Director of the Company, see
"Nominees" above.

Executive Compensation:

                                                  Summary Compensation Table

                                                                              Other         Other
                                                                              Annual        Underlying
Name and Principal Position      Year      Salary     Loans*                Compensation    Options
---------------------------      ----      ------     ------                ------------    ----------
James Ciocia                     1999      $190,000   $0                      $15,266 (1)     60,000
Chairman of the Board            2000      $367,754   $314,809                $16,455 (3)     0
                                 2001      $436,712   $0                      $6,694  (1)     0

Thomas Povinelli                 1999      $190,000   $0                      $0              60,000
Chief Executive Officer,         2000      $365,384   $311,066                $4,596          0
President and Director           2001      $358,366   $0                      $7,200  (1)     0

Kathryn Travis                   1999      $135,000   $0                      $10,758 (1)     30,000
Secretary, Vice President        2000      $154,230   $118,030                $10,758 (1)     0
and Director                     2001      $313,712   $0                      $9,269  (1)     0


Michael P. Ryan (4)              1999      $60,000    $0                      $2,400  (1)     0
Chief Operating Officer,         2000      $240,000   $0                      $226,197(5)     0
President and Director of        2001      $350,000   $0                      $9,600  (1)     250,000
Prime Capital Services, Inc.

David D. Puyear
Chief Financial Officer          2001      $209,100   $0                      $0              200,000


Stephen B. Sacher                1999       $80,000   $0                      $120,000(2)     15,000 (6)
Former Chief Financial           2000      $250,741   $0                      $34,930 (2)     0
Officer and Treasurer            2001      $142,999   $0                      $137,654(2)     0

* Represents loans taken in previous years that are being applied to the individual's current W-2 statement.

         (1)      Auto expense.
         (2) Includes professional fees paid to Sacher & Company, PC, a company of which Mr. Sacher is President.
         (3)      Represents commission override payment.
         (4) Represents the period from April 5, 1999, the date of aquisition of Prime, to June 30, 2001.
         (5) Includes $216,597 paid as bonus compensation and $9,600 paid as auto expense.
         (6) Cancelled upon termination of employment from the firm in 2001.

Key Man Insurance
-----------------

         The Company maintains $2.0 million key-man life insurance policies on both Thomas Povinelli and James Ciocia.

Directors
---------

         Directors of the Company currently receive no compensation for serving
as  a  director  of  the  Company.  In  the  future,   directors  will  be  paid
compensation.


Option Grants
-------------

         The following table sets forth information regarding options to purchase shares of Common Stock granted to the named executive officers during Fiscal 2001.

                               OPTION GRANTS IN FISCAL 2001

                                   Individual Grants
                                   -----------------

                                   Number of        Percent of Total         Base
                                   Securities       Options/SARSs Granted    Price       Expiration    (1) (2)   (1) (2)
                                   Underlying       to Employees in Fiscal   ($/sh)      Date
                                   Options/         Year
                                   SARSs Granted
Name
---------------------------------- ---------------- ------------------------ ----------- ------------- --------- -------------
Michael P. Ryan (1)                250,000          14.5%                    $6.00       3/31/11       (1)       (1)
---------------------------------- ---------------- ------------------------ ----------- ------------- --------- -------------
David D. Puyear (2)                200,000          11.6%                    $7.25       3/31/11       (2)       (2)
---------------------------------- ---------------- ------------------------ ----------- ------------- --------- -------------

(1) The options were granted on 3/31/01 and have a present value of $718,860. The value at the end of the ten-year term, at a 5% and 10% compounded annual rate of increase in the market price of the common stock, would be $727,159 and $1,499,015, respectively.

(2) The options were granted on 3/31/01 and have a present value of $551,896. The value at the end of the ten-year term, at a 5% and 10% compounded annual rate of increase in the market price of the common stock, would be $56,728 and $949,212, respectively.

                                   ITEM II.

           2001 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN
                           OF GILMAN + CIOCIA, INC.

         On October 17, 2001, the Board of Directors of the Company adopted the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan (the "Plan"). The Plan will not become effective, however, with respect to incentive options, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. Exhibit A to this proxy statement contains the text of the Plan.

         The Board of Directors believes that a stock option program would be of material benefit to the Company and that it would enable the Company to attract and retain key employees, directors, consultants and other individuals providing services to the Company and its subsidiaries. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company be able to offer options to present and prospective personnel.

         The Company has two existing stock option plans, but options to purchase only 195,379 shares are available for the Company to grant under the existing two plans. Under the proposed Plan, the Company may grant options to purchase up to 1,250,000 shares of Common Stock, $.01 par value, to key employees of the Company and its subsidiaries, and directors, consultants and other individuals providing services to the Company. Such options may either qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may not qualify under such Section ("non-qualified stock options"). Under the proposed Plan, the Company will re-grant to Michael P. Ryan, a director and the Chief Operating Officer of the Company, and David Puyear, the Company's Chief Financial Officer, as incentive options previously granted non-qualified options as follows. Michael
P. Ryan has options to acquire 250,000 shares of Common Stock at a price of $6.00/share, however, 250,000 are not exercisable. The options were granted on March 31, 2001 and expire on March 31, 2011. David Puyear has options to acquire 200,000 shares of Common Stock at a price of $7.25/share, however, 200,000 are not exercisable. The options were granted on March 31,2001 and expire on March 31, 2011. The options to be re-granted under the Plan will be identical to existing options and the existing options will be cancelled. Therefore, the Plan will enable the Company to grant additional options (other than those previously granted) to purchase 800,000 shares.

         The Compensation Committee ("the Committee") of the Board of Directors will administer the Plan, unless the Board of Directors specifies otherwise. The Committee is made up of at least two non-employee directors, for the purpose of complying with Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the Plan. Until such delegation, the Committee will select the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms, the Committee may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of grant. Options may be made exercisable immediately or in installments, as determined by the Committee.

        The purchase price of each share for which an incentive stock option is granted and the number of shares covered by such Option will be within the discretion of the Committee based upon the value of the grantee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an incentive stock option is granted under the Plan ("Incentive Option Price") shall not be less than the amount which the Committee determines, in good faith, at the time such incentive stock option is issued or granted, constitutes 100% of the then Fair Market Value of a Share of Common Stock.

         Grantees under the Plan may not transfer options otherwise than by will or the laws of descent and distribution; provided that the Committee may determine with respect to any particular Option that such Option shall be transferable. No transfer of an Option permitted by terms of such Option or by will or the laws of descent and distribution will bind the Company unless the Company has been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. In the case of an Option, during the lifetime of the grantee, unless transferred as permitted by this Plan and the Option, the Option may only be exercised by the grantee, except in the case of disability of the grantee resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative.

         The Committee will adjust the total number of shares of Common Stock which may be purchased upon the exercise of Options granted under the Plan for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to incentive stock options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. If the Company dissolves or liquidates or upon any merger or consolidation, the Committee may make such adjustment with respect to Options or act as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new Options or the termination of existing options.

         Shares under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. In determining the persons to whom Shares shall be granted and the number of shares issued to such person, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant.

         For Federal income tax purposes, an optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

         Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be allowed a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option. In the case of options granted to executive and principal officers, directors and stockholders owning greater than 10% of the outstanding Common Stock, income will be recognized upon exercise of a non-qualified option only if the option has been held for at least six months prior to exercise. If such option is exercised within six months after the date of grant, then such an officer, director or greater than 10% stockholder will recognize income six months after the date of grant, unless he or she files an election under Section 83(b) of the Code to be taxed on the date of exercise.

         In contrast, upon the exercise of an incentive stock option, an optionee will not realize income, and the Company will not be allowed a deduction. If the optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the optionee will realize ordinary income, and the Company will be allowed a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain. In addition, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE 2001 JOINT INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
--------------------- ----------------------------- -------------- -------------

                                                                   Number of Securities       Value of Unexercised
                                                                   Underlying Unexercised     In-The-Money Options
                                                                   Options at Fiscal-Year     Fiscal Year June 30, 2001
Name                  Shares Acquired on Exercise   Value          June 30, 2001              (1)
                      (#)                           Realized ($)   Exercisable/Unexer-cisable Exercisable/Unexer-
                                                                                              Cisable
--------------------- ----------------------------- -------------- -------------------------- ---------------------------
James Ciocia                                                       71,470/1,038               $1,700/--
--------------------- ----------------------------- -------------- -------------------------- ---------------------------
Thomas Povinelli                                                   70,830/1,231               $1,700/--
--------------------- ----------------------------- -------------- -------------------------- ---------------------------
Kathryn Travis                                                     40,340/--                  $1,700/--
--------------------- ----------------------------- -------------- -------------------------- ---------------------------
Michael P. Ryan                                                    --/250,000                 $--/--
--------------------- ----------------------------- -------------- -------------------------- ---------------------------
David D. Puyear                                                    --/200,000                 $--/--
--------------------- ----------------------------- -------------- -------------------------- ---------------------------

(1) At the Company's Fiscal year-end, 6/30/01, the fair market value of the underlying securities was $2.92 per share.

Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except when they have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

                     FIVE YEAR STOCKHOLDER RETURN COMPARISON
                                PERFORMANCE GRAPH

         The graph on this page sets forth for the five-year period ended June 30, 2001, the cumulative total stockholder return to the Company's stockholders, as well as the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Companies in Service (Commercial & Consumer) Index, the published industry index to which the Company is currently assigned by Standard & Poor's. The performance graph assumes that $100 was invested at the market close on June 30, 1996. The data for the graph was furnished by Standard & Poor's Compustat Custom Business Unit, a division of The McGraw-Hill Companies. The Company has been advised that the Standard & Poor's Service (Commercial & Consumer) Group consists of five corporations, including the Company.


                          TOTAL RETURN TO STOCKHOLDERS
                                 INDEXED RETURNS
                                Years Ending 2001

                                                              BASE PERIOD
COMPANY / INDEX                            6/30/97        6/30/98      6/30/99              6/30/00      6/30/01
GILMAN + CIOCIA, INC.                       -66.33         779.00       -49.31               -49.66       -36.86
SERVICE (COMMERCIAL&CONSUMER)                 3.60           4.11       -10.89               -31.98        32.73
S&P 500 INDEX                                34.70          30.16        22.76                 7.25       -14.83

{"STOCK PERFORMANCE GRAPHIC OMITTED"}

        Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. The SEC requires such officers, directors and greater than 10% stockholders to furnish to the Company copies of all forms that they file under Section 16(a).

         To the Company's knowledge, based solely on review of the copies of such forms furnished to the Company and representations that no other reports were required, during the fiscal year ended June 30, 2001, the Company's officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

a) Transactions With Management
-------------------------------

         The four principal stockholders, Messrs. Ciocia, Povinelli and Ryan and Ms. Travis personally guaranteed the repayment of the Company's loan from EAB. Additionally, Messrs. Ciocia, Povinelli and Ryan have personally guaranteed the repayment of the Company's loan from Travelers. Such stockholders received no consideration for such guarantees other than their salaries and other compensation.

         Seth A. Akabas is a partner in the law firm of Akabas & Cohen and also a director of the Company. Akabas & Cohen charged the Company $217,325 and was paid $104,007 in Fiscal 2001 for legal services. Akabas & Cohen continues to provide legal services in Fiscal 2002.

         In July 2000, the Company borrowed $250,000 at 12% interest from Mysemia, a general partnership in which Seth A. Akabas is a general partner with a 1/3 interest. No interest or principal has been paid on such loan to date. This loan is payable ten business days after demand.

         In January 2001, the Company borrowed $250,000 from Doreen M. Biebusch and has repaid $100,000 as of June 30, 2001. Interest is accrued at a rate of 18% through April 15, 2001 and was increased to 22% after April 15, 2001. In addition, Ms. Biebusch charged the Company $28,563 in Fiscal 2001 for consulting fees.

         In October 1995, the Company loaned to Steven Gilbert, a stockholder of the Company, $100,000, with interest charged at 9% per annum. The Company received payments in Fiscal 2000 of $94,062 with a remaining balance at June 30, 2000 of $35,927. During Fiscal 2001, the remaining balance was paid in full, therefore, leaving a zero balance at June 30, 2001.

         In addition, the Company advanced funds to Dominic Ciocia, the brother of the Company's Chairman. The note receivable including accrued interest is for $118,000 with interest charged at 6% per annum. During Fiscal 2001, the remaining balance was paid in full, therefore, leaving a zero balance at June 30, 2001.

(b) Certain Business Relationships
----------------------------------

         From time to time the Company employed the professional services of Sacher & Co. P.C. The President of Sacher & Co. P.C. is the former Chief Financial Officer of the Company. The amounts paid to Mr. Sacher in this capacity are set forth above in "Executive Compensation." Mr. Sacher no longer works as an employee or officer of the Company.

(c) Indebtedness of Management
------------------------------

         During Fiscal 1999, the Company made loans of $302,066 to Mr. Povinelli, of $339,877 to Mr. Ciocia and of $228,589 to Ms. Travis. These loans are payable on demand and are interest-free. Since the beginning of Fiscal 2000, the maximum amounts outstanding on such loans were $116,046 for Mr. Povinelli, $339,877 for Mr. Ciocia, and $228,588 for Ms. Travis. During Fiscal 2000, the Company as a one-time bonus increased the salary of each of such individuals by the aggregate amount outstanding on these loans to such individual and applied such bonus to discharge in full such loans (See "Executive Compensation"). As of June 30, 2000 the Company had advanced further funds, and the balances were $101,544 for Mr. Povinelli, $198,237 for Mr. Ciocia and $0 for Ms. Travis. During Fiscal 2001, Mr. Povinelli reduced his loan balance by $100,144 to $1,400 as of June 30, 2001. Mr. Ciocia reduced his loan balance by $106,283 to $91,954 as of June 30, 2001. Each of such individuals has pledged certain shares of his or her stock in the Company as collateral for these loans.

                                ITEM III.

PROPOSAL TO RATIFY THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT
                    CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Arthur Andersen LLP to serve as independent certified public accountants for the Company for the fiscal year ending June 30, 2002. The firm of Arthur Andersen LLP, independent certified public accountants, has been the Company's auditors since 1997. Although the Board of Directors is not required to submit its selection of auditors for ratification at the Meeting the Board of Directors is submitting such selection to ascertain the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. The Board also reserves the right to make any change in auditors at any time that it deems advisable or necessary. One or more representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given an opportunity to make a statement and are expected to be available to answer questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                                  ITEM IV.

                               OTHER BUSINESS

         The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                  FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO GILMAN + CIOCIA, INC., 1311 MAMARONECK AVENUE, SUITE 160, WHITE PLAINS, NEW YORK 10605, ATTN: CAROLYN DECICCO.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a stockholder intending to submit a proposal to be presented at the 2002 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before September 1, 2002.


                               By order of the Board of Directors

                               Kathryn Travis
                               Secretary

                                EXHIBIT A

            2001 JOINT INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN
                           OF GILMAN + CIOCIA, INC.


1.       PURPOSE

         The purpose of this Plan, which shall be known as the "2001 Joint Incentive and Non Qualified Stock Option Plan" (the "Plan"), is to permit GILMAN + CIOCIA, INC. (the "Company") and its subsidiary corporations, as defined herein, to attract, retain and reward the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. By affording all personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the Plan is expected to contribute to the attainment of those objectives. Shares of common stock ("Shares") may be directly granted under the Plan. Options under the Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). Unless otherwise indicated, references in the Plan to "Options" include Incentive Options and Non-Qualified Options.


2.       ADMINISTRATION

         The Plan shall be administered by the Compensation Committee ("the Committee") of the Board of Directors, unless the Board of Directors, by resolution, shall specifically direct otherwise.

         The Committee, is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations and to appoint such agents as they deem appropriate for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any stock option agreement granting Shares or Options under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of its members, shall be acts of the Committee.

3.      SHARES SUBJECT TO THE PLAN

         Subject to the Plan, Shares of the Company's common stock, $.0l par value ("Common Stock"), may be issued, and such Shares may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares of Common Stock together with all Options which may be granted under the Plan shall not exceed 1,250,000 shares. Such number of shares which may be granted under the Plan is subject to adjustment in accordance with the provisions of Paragraph 11 hereof.

4.       OPTIONS SUBJECT TO THE PLAN

         Subject to the Plan, Options may be granted under the Plan for shares of the Company's Common Stock, $.0l par value, and such shares underlying such Options may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares underlying such Options together with all Shares which may be granted under the Plan shall not exceed 1,250,000 shares. Such number of shares underlying such Options which may be granted under the Plan is subject to adjustment in accordance with the provisions of Paragraph 11 hereof. In the event that any Option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares of Common Stock, without having been exercised in full, new Options may be granted covering such shares.

5.       AWARD OF SHARES AND OPTIONS

         Shares under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. In determining the persons to whom Shares shall be granted and the number of shares issued to such person, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant.

         Incentive Options and/or Non-Qualified Options under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. Incentive Options under the Plan may be awarded only to persons who, at the time such Incentive Options are granted, are employees of the Company or a subsidiary corporation, as defined herein, including any such employees who may be directors and stockholders thereof. In determining the persons to whom Options shall be granted and the number of shares covered by each option, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant.

         Any Option granted hereunder shall be evidenced by a stock option agreement authorized by the Committee and executed by a duly authorized officer of the Company (the "Stock Option Agreement"). Each Agreement shall specify the number of shares covered by such Option and the purchase price per share and shall contain such terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate (which terms and conditions need not be the same in each Stock Option Agreement and may be changed from time to time). The date on which an Option shall be granted shall be the date of the Board's or the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized, or with respect to Incentive Options, the date of approval by the stockholders (the "Date of Grant"). Each Stock Option Agreement may require as conditions of exercise that the grantee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the shares receivable by the grantee upon exercise, as the Committee deems appropriate. Each Stock Option Agreement shall provide for the withholding of income taxes and employment taxes that the Company determines it is required to withhold upon the exercise of an Option.

Anything herein to the contrary notwithstanding:

                           (i) The Company may not, in the aggregate, grant
Incentive Options that are first exercisable by any grantee, during any calendar year, to the extent that the aggregate Fair Market Value (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) of the underlying stock (determined at the time the Incentive Option is granted) of all of the Incentive Options first exercisable by such grantee during such calendar year (under all such plans of the grantee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) exceeds $100,000.

                           (ii) The purchase price of each share for which an
Incentive Option is granted and the number of shares covered by such Option shall be within the discretion of the Committee based upon the value of the grantee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an Incentive Option is granted under the Plan ("Incentive Option Price") shall not be less than the amount which the Committee determines, in good faith, at the time such Incentive Option is issued or granted, constitutes 100% of the then Fair Market Value of a Share of Common Stock. In the case of an Incentive Option granted to an individual who, at the time the Option is granted, owns shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of each share underlying each Incentive Option shall not be less than 110% of the Fair Market Value of a Share of Common Stock, and the term of such Incentive Option shall not be greater than five years.

6.      TERM OF PLAN

         The Plan shall terminate ten years from the earlier of the date of adoption of the Plan or the date the Plan is approved by the Board, or with respect to Incentive Options, approved by the stockholders of the Company. No Share or Option may be granted after such termination. Termination of the Plan, however, shall not affect the rights of grantees under shares issued or options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

7.       TERM OF OPTIONS

         The period during which any Option granted hereunder may be exercised shall be determined in each case by the Board or the Committee, as the case may be; however, anything herein to the contrary notwithstanding, Options granted hereunder shall only be exercisable during a period not to exceed ten years from the Date of Grant. Each Option shall be subject to such other conditions regarding its exercise or non-exercise as the Committee may determine.

8.       PURCHASE OF OPTION BY COMPANY

         The Stock Option Agreement with respect to any Option at any time granted under the Plan may contain a provision to the effect that the grantee (or any persons entitled to act under Paragraph 8 hereof) may, at any time at which the Fair Market Value of the Company's Common Stock is in excess of the purchase price of the Option and prior to exercising the Option, in whole or in part, request that the Company purchase all or any portion of the Option as shall then be exercisable at a price equal to the difference between (i) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock on the date of purchase and (ii) an amount equal to the purchase price multiplied by the number of shares subject to that portion of the Option in respect of which such request shall be made. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the Option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the Option to be so surrendered shall be paid by the Company, at the election of the Committee, either in cash or in shares of Common Stock (valued as of the date and in the manner provided above), or in any combination of cash and Common
Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any Option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Committee.

9.      TERMINATION OF EMPLOYMENT

         No Share or Option or any portion thereof granted to an employee under the Plan shall be exercisable by such grantee at any time following the termination of employment, except that the Stock Option Agreement with respect to Options granted by the Board or the Committee may permit an Option to be exercised by such grantee (or his or her legal representative if the grantee dies or becomes incompetent) within three months after termination, but only to the extent the Option was exercisable at the date of termination, and may also provide that in the event of the death or disability (which, in the case of Incentive Options, shall mean permanent and total disability as defined in
Section 22(e)(3) of the Code) of the grantee, that the Option may be exercised by such grantee's legal representative, executor or administrator or by his or her distributees to whom the Option may have been transferred by will or by the laws of descent and distribution within a period of not more than one year after such death or disability, but only to the extent that it was exercisable at the date of the termination of such grantee's employment. Whether any leave of absence shall constitute termination of employment for the purposes of any Option granted under the Plan shall be determined in each case by the Committee in its sole discretion.

10.       PAYMENT FOR SHARES

         Payment for Shares of Common Stock issued or Common Stock purchased upon the exercise of an Option (or any portion thereto granted hereunder) shall be made in full in cash, or in shares of Common Stock if so provided in the Option at the time of the issuance of such Share or the exercise of such an Option.

         It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the issuance of Shares or the exercise of an Option, that the grantee pay to the Company, upon its demand, such amount as may be requested by the Company for the purposes of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the issuance of Shares or the exercise of such Option or the transfer of such shares pursuant to Paragraph 9 hereof.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         The total number of shares of Common Stock which may be purchased upon the issuance of Shares or the exercise of Options granted under the Plan shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code. In the event of the dissolution or liquidation of the Company or upon any merger or consolidation thereof, the Committee may make such adjustment with respect to Options or take such other action as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new options or the termination of existing options, except in the case of disability of a grantee with an Option resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative as set forth in Paragraph 9 hereof.

12.      NON-TRANSFERABILITY OF SHARES OR OPTIONS

         No Option granted to any grantee under the Plan shall be transferred by such grantee otherwise than by will or the laws of descent and distribution; provided that the Committee may determine with respect to any particular Option that such Option shall be transferable. No transfer of an Option permitted by the terms of such Option or by the grantee, by will, or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. In the case of an Option, during the lifetime of the grantee, the Option may only be exercised by the grantee, unless transferred as permitted by this Plan and the Option, except in the case of disability of the grantee resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative as set forth in Paragraph 9 hereof.

13.      AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

         The Committee may terminate, and at any time and from time to time, in any respect, amend or modify the Plan, including the designation of a formula that determines the amount, price and timing for the granting of Options in accordance with Rule 16b-3(d)(1), (d)(2) and (e); provided, however, that no such action of the Committee without approval of the Board, or with respect to Incentive Options, without approval by the stockholders of the Company, may: (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the amount of Common Stock which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Share or Option theretofore granted under the Plan without the consent of the grantee; but it shall be conclusively presumed that any adjustment for changes as provided in Paragraph 11 does not adversely affect any such Share or Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Option under Section 422 of the Code.

14.      FINALITY OF DETERMINATIONS

         Each termination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons.

15.      EMPLOYMENT

         Nothing in the Plan or in any Stock Option Agreement under the Plan, shall confer on any person the right to become an employee of the Company or on any employee any right to continue in the employ of the Company or affect in any way the right of the Company to terminate his or her employment at any time.

16.       ADDITIONAL PROVISIONS

         It is the intent of the Company that this Plan comply in all respects with the applicable provisions of Rule 16(b)-3 under the Exchange Act in connection with the granting of Options to, or other transaction by, any grantee under the Plan who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such grantee). Accordingly, if any provision of this Plan or any Stock Option Agreement does not comply with the requirements of Rule 16b-3, as then applicable to any transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such grantee shall avoid liability under
Section 16(b). In addition, the per share price of any Share or Option shall be not less than 50% of the Fair Market Value of the Company's Common Stock at the date of the issuance of the Share or the granting of the Option, if such pricing limitation is required in order to comply with Rule 16b-3 at the time of the issuance of a Share or the granting of the Option.

         Anything herein to the contrary notwithstanding, the Committee may, in its sole discretion, impose more restrictive conditions on the issuance of the Shares or the exercise of Options granted pursuant to the Plan; however, any and all such conditions shall be specified in the Stock Option Agreement limiting and defining such Option.

17.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective with respect to Incentive Options on the date it is approved by the stockholders of the Company, and otherwise, on the date approved by the Board.